MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
Class A, B-1, B-2 and C Notes, Series 1998-1

1. This Certificate relates to the Distribution Date occurring on	February 20, 2001

2. Series 1998-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$19,053,753.16

(b) The amount of Available Funds with respect to the Collection Period was equal to	$19,053,753.16

(c) The Liquidated Receivables for the Collection Period was equal to	$3,740,155.49

(d) Net Liquidation Proceeds for the Collection Period was equal to	$2,463,750.36
(i) The annualized net default rate	5.005043%

(e) The principal balance of Series 1998-1 Receivables at the beginning
of the Collection Period was equal to	$313,526,177.11

(f) The principal balance of Series 1998-1 Receivables on the last day
of the Collection Period was equal to	$298,530,966.52

(g) The aggregate outstanding balance of the Series 1998-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$29,080,000.00

(h) The aggregate outstanding balance of the Series 1998-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,696,000.00

(i) The aggregate outstanding balance of the Series 1998-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$5,326,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$783,815.44

(k) The Principal Distributable Amount for the Distribution Date was equal to	$12,933,369.13

(l) The Principal Amount Available for the Distribution Date was equal to	$17,198,362.64

(m) The Aggregate Note Principal Balance was equal to	$286,966,823.01

(n) The Aggregate Optimal Note Balance was equal to	$274,033,453.88

(o) The Targeted Credit Enhancement Amount was equal to	$41,048,007.90

(p) The Targeted Reserve Account Balance was equal to	$16,550,495.25

(q) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	13.750000%

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$2,203,152.05

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$16,550,495.25

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	5.543979%

(w) The Targeted Overcollateralization Amount was equal to	$24,497,512.64

(x) The ending overcollateralization was equal to	$24,497,512.64

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	8.206021%

(z) The notional amount of the Interest Rate Cap was equal to	$152,670,297.55

(aa) Payments received under the Interest Rate Cap were equal to	$0.00

(ab) Libor Rate used in determining payments received under the Interest Rate Cap was
equal to	5.880630%

(ac) The Weighed Average Coupon (WAC) was equal to	19.430000%

(ad) The Weighed Average Remaining Maturity (WAM) was equal to	31

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
B. Calculation of Class A-1 Interest	0.000000%
1. Class A-1 related Note Rate	5.330000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	34

5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.043979%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest
1. Class A-2 related Note Rate	5.5140000%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	34

5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.043979%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$48.53
2. Principal distribution per $1,000	$45.53
3. Interest distribution per $1,000	$3.00

B. Calculation of Class A-3 Interest
1. Calculation of Class A-3 Note Rate
(a) Libor	5.880630%
(b) Spread	0.450000%
(c) Class A-3 related Note Rate	6.330630%

2. Class A-3 principal balance - beginning of period	$71,838,297.55
3. Accrual convention	Actual/360
4. Days in Interest Period	34

5. Class A-3 interest due	$429,516.03
6. Class A-3 interest paid	$429,516.03
7. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$71,838,297.55
2. Class A-3 principal - amount due	$6,510,286.06
3. Class A-3 principal - amount paid	$6,510,286.06
4. Class A-3 principal balance - end of period	$65,328,011.49
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	21.883161%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.043979%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$6.02615
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$6.02615

B. Calculation of Class A-4 Interest
1. Calculation of Class A-4 related Note Rate
(a) Libor	5.880630%
(b) Spread	0.500000%
(c) Class A-4 related Note Rate	6.380630%

2. Class A-4 principal balance - beginning of period	$80,832,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	34

5. Class A-4 interest due	$487,105.80
6. Class A-4 interest paid	$487,105.80
7. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$80,832,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$80,832,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	27.076588%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.043979%

(e) Class A-5
A. Information Regarding Distributions
1. Total distribution per $1,000	$19.90442
2. Principal distribution per $1,000	$18.12056
3. Interest distribution per $1,000	$1.78386

B. Calculation of Class A-5 Interest
1. Class A-5 related Note Rate	5.650000%
2. Class A-5 principal balance - beginning of period	$37,887,226.00
3. Accrual convention	30/360
4. Days in Interest Period	34

4. Class A-5 interest due	$178,385.69
5. Class A-5 interest paid	$178,385.69
7. Class A Interest Carryover Shortfall with respect to Class A-5	$0.00
8. Class A-5 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-5 principal balance
1. Class A-5 principal balance - beginning of period	$37,887,226.00
2. Class A-5 principal - amount due	$1,812,055.82
3. Class A-5 principal - amount paid	$1,812,055.82
4. Class A-5 principal balance - end of period	$36,075,170.18
5. Class A-5 Principal Carryover Shortfall	$0.00
6. Class A-5 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-5 Notes as a percentage of the Pool Balance on the Distribution Date	12.084231%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.043979%

(f) Class B-1
A. Information Regarding Distributions
1. Total distribution per $1,000	$20.10963
2. Principal distribution per $1,000	$18.12055
3. Interest distribution per $1,000	$1.98908

B. Calculation of Class B-1 Interest
1. Class B-1 related Note Rate	6.300000%
2. Class B-1 principal balance - beginning of period	$37,623,141.25
3. Accrual convention	30/360
4. Days in Interest Period	34

4. Class B-1 interest due	$197,521.49
5. Class B-1 interest paid	$197,521.49
6. Class B-1 Interest Carryover Shortfall	$0.00
7. Class B-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-1 principal balance
1. Class B-1 principal balance - beginning of period	$37,623,141.25
2. Class B-1 principal - amount due	$1,799,425.26
3. Class B-1 principal - amount paid	$1,799,425.26
4. Class B-1 principal balance - end of period	$35,823,715.99
5. Class B-1 Principal Carryover Shortfall	$0.00
6. Class B-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-1 Notes as a percentage of the Pool Balance on the Distribution Date	12.000000%
8. Class A and B-1 Notes as a percentage of the Pool Balance on the Distribution Date	73.043979%

(g) Class B-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$20.14117
2. Principal distribution per $1,000	$18.12052
3. Interest distribution per $1,000	$2.02065

B. Calculation of Class B-2 Interest
1. Class B-2 related Note Rate	6.400000%
2. Class B-2 principal balance - beginning of period	$35,741,984.19
3. Accrual convention	30/360
4. Days in Interest Period	34

4. Class B-2 interest due	$190,623.92
5. Class B-2 interest paid	$190,623.92
6. Class B-2 Interest Carryover Shortfall	$0.00
7. Class B-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-2 principal balance
1. Class B-2 principal balance - beginning of period	$35,741,984.19
2. Class B-2 principal - amount due	$1,709,454.01
3. Class B-2 principal - amount paid	$1,709,454.01
4. Class B-2 principal balance - end of period	$34,032,530.18
5. Class B-2 Principal Carryover Shortfall	$0.00
6. Class B-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-2 Notes as a percentage of the Pool Balance on the Distribution Date	11.400000%
8. Class A and B Notes as a percentage of the Pool Balance on the Distribution Date	84.443979%

(h) Class C
A. Information Regarding Distributions
1. Total distribution per $1,000	$20.17281
2. Principal distribution per $1,000	$18.12058
3. Interest distribution per $1,000	$2.05223

B. Calculation of Class C Interest
1. Class C related Note Rate	6.500000%
2. Class C principal balance - beginning of period	$23,044,174.02
3. Accrual convention	30/360
4. Days in Interest Period	34

4. Class C interest due	$124,822.61
5. Class C interest paid	$124,822.61
6. Class C Interest Carryover Shortfall	$0.00
7. Class C unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class C principal balance
1. Class C principal balance - beginning of period	$23,044,174.02
2. Class C principal - amount due	$1,102,147.98
3. Class C principal - amount paid	$1,102,147.98
4. Class C principal balance - end of period	$21,942,026.04
5. Class C Principal Carryover Shortfall	$0.00
6. Class C unpaid principal with respect to the Distribution Date	$0.00
7. Class C Notes as a percentage of the Pool Balance on the Distribution Date	7.350000%
8. Class A, B and C Notes as a percentage of the Pool Balance on the Distribution Date	91.793979%